UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2024 (March 27, 2024)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35975 (Commission File Number)	27-1650905 (IRS Employer Identification No.)

105 Edgeview Dr., Suite 300 Broomfield, CO (Address of principal executive offices)	80021 (Zip Code)

Registrant’s telephone number, including area code:

303-301-3271

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market
Preferred Stock Purchase Rights	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 27, 2024, Gogo Inc. (the “Company”) and Oakleigh Thorne entered into an Amended and Restated Employment Agreement (the “A&R Agreement”). The A&R Agreement amends and restates the Employment Agreement dated March 4, 2018, as amended by the Amendment No. 1 dated March 25, 2022 (the “Prior Agreement”). The A&R Agreement has material terms that are identical to the Prior Agreement as described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2023, except as follows: (1) extension of the Prior Agreement’s term until December 31, 2025; (2) eligibility for annual equity grants (to the extent any equity grant is approved by the compensation committee), with a grant date fair market value (i) in 2024 that is no less than $2,200,000 and (ii) in 2025 that is no less than that of Mr. Thorne’s annual equity grant made in 2023; (3) broadening of the entitlement to accelerated vesting of all outstanding options and restricted stock units upon a termination by the Company without cause or resignation for good reason to include equity awards granted within six months of his termination; (4) broadening the definition of good reason to include a “change in control” and (5) adding a Section 280G “best-net” cutback provision.

The description of the A&R Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated March 27, 2024, between Gogo Inc. and Oakleigh Thorne.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOGO INC.

By: /s/ Crystal L. Gordon
Crystal L. Gordon
Executive Vice President, General Counsel and
Secretary

Date: April 2, 2024